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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 11, 1997

                        CHASE MANHATTAN BANK USA, N.A.
             (Exact Name of registrant specified in its charter)

United States                     333-7575                   22-2382028
(State or other Jurisdiction      (Commission File Number)   (I.R.S. employer
of Incorporation)                                            Identification No.)

                             802 Delaware Avenue
                          Wilmington, Delaware 19801
                   (Address of principal executive offices)
                Registrant's telephone number: (302) 575-5033


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Item 5.      Other Events

             On June 11, 1997, the Note Underwriting Agreement, dated March 12, 1997, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

             On June 11, 1997, the Certificate Underwriting Agreement, dated March 12, 1997, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Chase Securities Inc., as Underwriter, was executed and entered into by the parties thereto.

             On June 18, 1997, the Sale and Servicing Agreement, dated as of June 1, 1997, between Chase Manhattan Auto Owner Trust 1997-B, as Issuer, and Chase Manhattan Bank USA, N.A., as Seller and Servicer, was executed and entered into by the parties thereto.

             On June 18, 1997, the Indenture, dated as of June 1, 1997, between Chase Manhattan Auto Owner Trust 1997-B, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

             On June 18, 1997, the Trust Agreement, dated as of June 1,
1997, between Chase Manhattan Bank USA, N.A., as Depositor and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

             On June 18, 1997, the Administration Agreement, dated as of
June 1, 1997, among Chase Manhattan Auto Owner Trust 1997-B, as Issuer, Norwest Bank Minnesota, National Association, as Indenture Trustee, and The Chase Manhattan Bank, as Administrator, was executed and entered into by the parties thereto.

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits

             Exhibits

             1.1(B)(4)   Underwriting Agreement (Notes), dated June 11, 1997.

             1.1(C)(4)   Underwriting Agreement (Certificates), dated June 11,
                         1997.

             4.1(B)(4)   Sale and Servicing Agreement (Notes and Certificates),
                         dated as of June 1, 1997.

             4.2(4)      Indenture (Notes and Certificates), dated as of June
                         1, 1997.

             4.3(C)(4)   Amended and Restated Trust Agreement (Notes and
                         Certificates), dated as of June 1, 1997.


                                      2

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             4.4(4)      Administration Agreement (Notes and Certificates),
                         dated as of June 1, 1997.

                                      3


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CHASE MANHATTAN BANK USA, N.A.
                         ------------------------------
                         (Registrant)

                         By:  /s/ Keith Schuck
                            -------------------------------------
                         Name:   Keith Schuck
                         Title:  Controller


Date:  June 24, 1997


                                      4


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                              INDEX TO EXHIBITS

Exhibit Number     Exhibit                                       Sequentially
--------------     -------                                       Numbered Pages
                                                                 --------------
1.1(B)(4)          Underwriting Agreement (Notes), dated
                   June 11, 1997.

1.1(C)(4)          Underwriting Agreement (Certificates),
                   dated June 11, 1997.

4.1(B)(4)          Sale and Servicing Agreement (Notes and
                   Certificates), dated as of June 1, 1997.

4.2(4)             Indenture (Notes and Certificates),
                   dated as of June 1, 1997.

4.3(C)(4)          Amended and Restated Trust Agreement
                   (Notes and Certificates), dated as of
                   June 1, 1997.

4.4(4)             Administration Agreement (Notes and
                   Certificates), dated as of June 1, 1997.


                                      5